Exhibit 99.09

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                    May, 2000
           Series 2000-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      401,295.19
                                                                  --------------
               (b)   Interest                                 $      807,014.03
                                                                  --------------
               (c)   Total                                    $    1,208,309.22
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      147,611.56
                                                                  --------------
               (b)   Interest                                 $      292,251.73
                                                                  --------------
               (c)   Total                                    $      439,863.29
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      253,683.63
                                                                  --------------
               (b)   Interest                                 $      514,762.30
                                                                  --------------
               (c)   Total                                    $      768,445.93
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      129,257.40
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $      261,181.19
                                                                  --------------
               (b)   Interest                                 $        1,479.26
                                                                  --------------
               (c)   Total                                    $      262,660.45
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $      573,723.45
                                                                 ---------------
               (b)   Interest                                 $        3,419.65
                                                                 ---------------
               (c)   Total                                    $      577,143.10
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  125,620,242.69
                                                                 ---------------

13.      Available Funds:                                     $    2,150,551.76
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $          741.37
                                                                  --------------

18.       Total interest payments:                            $      785,093.83
                                                                  --------------

19. Interest
                               Unpaid Class
     Accrued Certificate    Interest Shortfalls     Interest
Class      Interest                                  Payable      Pay-out Rate
-----      --------         -------------------      -------      ------------
PO   $               0.00   $              0.00    $       0.00   %0.000000000
A    $         736,630.21   $              0.00    $ 736,630.21   %7.250000016
S    $          29,281.45   $              0.00    $  29,281.45   %0.407683199
M    $           8,820.83   $              0.00    $   8,820.83   %7.249997260
B1   $           2,682.50   $              0.00    $   2,682.50   %7.250000000
B2   $           2,301.88   $              0.00    $   2,301.88   %7.250015748
B3   $           2,688.54   $              0.00    $   2,688.54   %7.249995506
B4   $           1,534.58   $              0.00    $   1,534.58   %7.249984252
B5   $           1,153.24   $              0.00    $   1,153.24   %7.249980381
R    $               0.60   $              0.00    $       0.60   %7.200000000

20.       Principal Distribution Amount:                      $    1,365,457.93
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class PO                 $            39,760.60       $         0.00
         Class A                  $         1,315,583.54       $         0.00
         Class S                  $                 0.00       $         0.00
         Class M                  $             4,604.94       $         0.00
         Class B1                 $             1,400.41       $         0.00
         Class B2                 $             1,201.70       $         0.00
         Class B3                 $             1,403.56       $         0.00
         Class B4                 $               801.13       $         0.00
         Class B5                 $               602.05       $         0.00
         Class R                  $               100.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                               $           0.00
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           0.00
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                      $      18,443.49
                                                                      ----------

        3.     Supplemental Servicing Fee amount:              $            N/A
                                                                      ----------

        4.     Credit Losses for prior month:                  $           0.00
                                                                      ----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 97.462125  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  2.537875
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ David Hensley
                                            -----------------------------------
                                             David Hensley
                                             Vice President
                                             Investor and Operations Compliance